EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

Amended and Restated Shareholder Services Agreement

Fund	Effective Date
Global Growth Fund[3]	January 1, 2023
Global Small Capitalization Fund[3]	January 1, 2023
U.S. Small and Mid Cap Equity Fund[3]	May 1, 2025
Growth Fund[1]	January 1, 2023
International Fund[1]	January 1, 2023
New World Fund[3]	January 1, 2023
Capital World Growth and Income Fund[3]	January 1, 2023
Growth-Income Fund[1]	January 1, 2023
International Growth and Income Fund[3]	January 1, 2023
Washington Mutual Investors Fund[3]	January 1, 2023
Capital Income Builder[3]	January 1, 2023
Asset Allocation Fund[1]	January 1, 2023
American Funds Global Balanced Fund[3]	January 1, 2023
American Funds Mortgage Fund[3]	January 1, 2023
Capital World Bond Fund[3]	January 1, 2023
American High-Income Trust[1]	January 1, 2023
The Bond Fund of America[3]	January 1, 2023
Corporate Bond Fund[3]	January 1, 2023
U.S. Government Securities Fund[1]	January 1, 2023
Ultra-Short Bond Fund[1]	January 1, 2023

Managed Risk Growth Fund[2]	January 1, 2023
Managed Risk International Fund[2]	January 1, 2023
Managed Risk Washington Mutual Investors Fund[2]	January 1, 2023
Managed Risk Growth-Income Fund[2]	January 1, 2023
Managed Risk Asset Allocation Fund[2]	January 1, 2023

Portfolio Series – American Funds Global Growth Portfolio	January 1, 2023
Portfolio Series – American Funds Growth and Income Portfolio	January 1, 2023
Portfolio Series – American Funds Managed Risk Growth Portfolio[2]	January 1, 2023
Portfolio Series – American Funds Managed Risk Growth and Income Portfolio[2]	January 1, 2023
Portfolio Series – American Funds Managed Risk Global Allocation Portfolio[2]	January 1, 2023

Target Date Series - American Funds IS 2070 Target Date Fund[3]	May 1, 2024
Target Date Series - American Funds IS 2065 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2060 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2055 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2050 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2045 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2040 Target Date Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2035 Target Date Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2030 Target Date Fund[3]	January 1, 2023

Target Date Series - American Funds IS 2025 Target Date Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2020 Target Date Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2015 Target Date Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2010 Target Date Fund[3]	January 1, 2023

1 Fund offers Class 3 shares

2 Fund offers Class P1 and P2 shares only. Does not offer Class 1, 1A, 2, 3, or 4 shares

3 Fund offers Class 1, 1A, 2 and 4 shares only. Does not offer Class 3, P1, or P2 shares

EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Administrative Services Agreement

Fund	Effective Date	Termination Date
Global Growth Fund[3]	May 1, 2025	April 30, 2026
Global Small Capitalization Fund[3]	May 1, 2025	April 30, 2026
U.S. Small and Mid Cap Equity Fund[3]	May 1, 2026	April 30, 2026
Growth Fund[1]	May 1, 2025	April 30, 2026
International Fund[1]	May 1, 2025	April 30, 2026
New World Fund[3]	May 1, 2025	April 30, 2026
Capital World Growth and Income Fund[3]	May 1, 2025	April 30, 2026
Growth-Income Fund[1]	May 1, 2025	April 30, 2026
International Growth and Income Fund[3]	May 1, 2025	April 30, 2026
Washington Mutual Investors Fund[3]	May 1, 2025	April 30, 2026
Capital Income Builder[3]	May 1, 2025	April 30, 2026
Asset Allocation Fund[1]	May 1, 2025	April 30, 2026
American Funds Global Balanced Fund[3]	May 1, 2025	April 30, 2026
American Funds Mortgage Fund[3]	May 1, 2025	April 30, 2026
American High-Income Trust[1]	May 1, 2025	April 30, 2026
Capital World Bond Fund[3]	May 1, 2025	April 30, 2026
The Bond Fund of America[3]	May 1, 2025	April 30, 2026
Corporate Bond Fund[3]	May 1, 2025	April 30, 2026
U.S. Government Securities Fund[1]	May 1, 2025	April 30, 2026
Ultra-Short Bond Fund[1]	May 1, 2025	April 30, 2026

Managed Risk Growth Fund[2]	May 1, 2025	April 30, 2026
Managed Risk International Fund[2]	May 1, 2025	April 30, 2026
Managed Risk Washington Mutual Investors Fund[2]	May 1, 2025	April 30, 2026
Managed Risk Growth-Income Fund[2]	May 1, 2025	April 30, 2026
Managed Risk Asset Allocation Fund[2]	May 1, 2025	April 30, 2026

1 Fund offers Class 3 shares

2 Funds offer Class P1 and P2 shares only. Do not offer Class 1, 1A, 2, 3, or 4 shares

3 Fund offers Class 1, 1A, 2, and 4 shares only. Does not offer Class 3, P1 or P2 shares